Exhibit 23


               CONSENT OF INDEPENDENT AUDITORS


We   consent  to  the  incorporation  by  reference  in  the
Registration Statements (Form S-8 No. 33-91550, No. 33-46124, No. 333-25129 and No. 333-76879) pertaining to the
General Employment Enterprises, Inc. Stock Option Plans of our report dated November 9, 2001, with respect to the consolidated financial statements of General Employment Enterprises, Inc. and subsidiary included in the Annual Report (Form 10-K) for the year ended September 30, 2001.



                                   /s/  Ernst & Young LLP








Chicago, Illinois
November 19, 2001